[MIDLAND CAPITAL HOLDINGS CORPORATION]








                                                              September 28, 1998



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Midland Capital Holdings Corporation (the "Company"), we cordially invite you to attend the first Annual Meeting of Stockholders of the Company (the "Meeting"). The Company became the holding company of Midland Federal Savings and Loan Association on July 23, 1998. The Meeting will be held at 2:00 p.m., on October 21, 1998, at the main office of the Company located at 8929 S. Harlem Avenue, Bridgeview, Illinois.

         In addition to the election of two directors of the Company, stockholders are being asked to ratify the appointment of Cobitz, VandenBerg & Fennessy as auditors for the Company. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.

                                                          Very truly yours,



                                                          /s/PAUL ZOGAS
                                                          -------------
                                                          Paul Zogas
                                                          Chairman of the Board,
                                                          President and Chief
                                                          Executive Officer

                      MIDLAND CAPITAL HOLDINGS CORPORATION
                            8929 South Harlem Avenue
                           Bridgeview, Illinois 60455
                                 (708) 598-9400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 21, 1998


         Notice is hereby given that the First Annual Meeting of Stockholders (the "Meeting") of Midland Capital Holdings Corporation (the "Company") will be held at 2:00 p.m., on October 21, 1998, at the main office of the Company located at 8929 S. Harlem Avenue, Bridgeview, Illinois. The Company became the holding company of Midland Federal Savings and Loan (the "Association") on July 23, 1998.

         A proxy card and a Proxy Statement for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company; and

         2. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent accountants of the Company for the fiscal year ending June 30, 1999; and

such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 18, 1998 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postage paid return envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                              By Order of the Board of Directors


                                              /s/Paul Zogas
                                              -------------
                                              Paul Zogas
                                              Chairman of the Board, President
                                              and Chief Executive Officer
Bridgeview, Illinois
September 28, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      MIDLAND CAPITAL HOLDINGS CORPORATION
                            8929 South Harlem Avenue
                           Bridgeview, Illinois 60455
                                 (708) 598-9400


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1998


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Midland Capital Holdings
Corporation (the "Company") to be used at the First Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the main office of the Company located at 8929 S. Harlem Avenue, Bridgeview, Illinois, on October 21, 1998 at 2:00 p.m., and at all adjournments or postponements of the Meeting. The Company became the holding company of Midland Federal Savings and Loan Association (the "Association") on July 23, 1998. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about September 28, 1998. Certain of the information provided herein relates to the Association, a wholly-owned subsidiary of the Company.

         At the Meeting, the stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company; and
(ii) the ratification of the appointment of Cobitz, VandenBerg & Fennessy as the Company's independent accountants for the fiscal year ending June 30, 1999. Your Board of Directors unanimously recommends that you vote for each of management's nominees for election as directors and for the ratification of the appointment of Cobitz, VandenBerg & Fennessy.

Vote Required and Proxy Information

         All shares of common stock, par value $.01 per share, of the Company (the "Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Votes withheld and broker non-votes will have no effect on the election of directors. The ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast on the proposal. Proxies marked to abstain will have the same effect as votes against the proposal to ratify the appointment of independent accountants. Broker non-votes will have no effect on this proposal. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Charles Zogas, Secretary, at the address stated above.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on September 18, 1998, will be entitled to one vote for each share then held. As of that date, the Company had 363,975 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, (ii) the Company's Chief Executive Officer, and each other executive officer whose salary and bonus for fiscal 1998 exceeded $100,000 (the "Named Officers") and (iii) all directors, nominees and executive officers of the Company and the Association as a group.

 Beneficial Owner                       Shares Beneficially Owned      Percent of Class
 ----------------                       -------------------------      ----------------
Over 5% Beneficial Owners
Algerd A. Brazis, Director                       21,725(1)                      5.94%
8929 South Harlem Avenue
Bridgeview, Illinois  60455

Jeffrey S. Halis                                 34,399(2)                      9.45%
500 Park Avenue
Fifth Floor
New York, New York  10022

Richard A. Horstman                              20,000(3)                      5.49%
31 Boulder Wood Drive
Bernardsville, New Jersey  07924

Named Officers

Paul Zogas, Chairman of the Board,               82,899(4)                     22.77%
  President and Chief Executive Officer
8929 South Harlem Avenue
Bridgeview, Illinois  60455

Charles Zogas, Director,  Executive Vice         82,899(4)                     22.77%
   President and Secretary
8929 South Harlem Avenue
Bridgeview, Illinois  60455

Directors and executive officers                210,313(5)                     56.45%
 of the Company as a group
 (6 persons)

---------------
(1) The above information is as reported in a Schedule 13D dated July 31, 1998, by the above-referenced person plus an aggregate of 1,725 shares under options issued pursuant to the Stock Option Plan. Mr. Brazis reported shared voting and investment power with his wife and the Algerd A. and Aldona Brazis Loving Trust.
(2) The above information is as reported in a Schedule 13D dated July 6, 1993.
(3) The above information is as reported in a Schedule 13D dated September 9, 1993.

(4) The above information is reported in a Schedule 13D dated July 29, 1998, by the above-referenced persons. Each person reported sole voting and investment power with respect to the shares held by them.
(5) Includes shares held directly, held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individuals may be deemed to have sole or shared voting or dispositive power. Includes 8,625 shares of all directors and executive officers as a group, which are subject to options currently exercisable or which will become exercisable within 60 days of June 30, 1998, granted under the Stock Option Plan. Also includes 4,138 restricted shares of all directors and executive officers as group, which were awarded under the Bank Incentive Plan and Trust (BIP).

                            I. ELECTION OF DIRECTORS

General

         The Company's Board of Directors consists of six members. The Board of Directors is divided into three classes, each of which contains one-third of the Board of Directors. One-third of the directors is elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth certain information regarding the present members and nominees of the Company's Board of Directors. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. Mr. Paul Zogas and Mr. Jonas Vaznelis have been nominated for terms of three years. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                            Shares of
                                       Position(s) Held                                   Common Stock      Percent
                                        in the Company          Director   Term to        Beneficially        of
     Name                Age(1)       and the Association       Since(2)    Expire           Owned(3)        Class
     ----                ------       -------------------       --------    ------           --------        -----
                                        NOMINEES

Paul Zogas                 43    Chairman of the Board,           1982       2001              82,899        22.77%
                                  President and Chief
                                  Executive Officer
Jonas Vaznelis             78    Director                         1977       2001               3,925         1.07%

                                 DIRECTORS CONTINUING IN OFFICE

Richard Taylor             48    Director and Vice President      1990       1999               7,140         1.94%
Michael J. Kukanza         38    Director                         1996       1999              11,725         3.21%
Charles Zogas              44    Director, Executive Vice         1983       2000              82,899       22.77%
                                  President and Secretary
Algerd Brazis              83    Director                         1976       2000              21,725         5.94%

---------------
(1)      At June 30, 1998.
(2)      Includes service as a director of the Association.
(3) Amounts include shares held directly as well as shares held by certain members of the named individuals' families with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Also includes 1,725, 1,725, 3,450 and 1,725 shares subject to options granted under the Stock Option Plan to Mr. Vaznelis, Mr. Brazis, Mr. Taylor and Mr. Kukanza, respectively, which are currently exercisable or which will become exercisable within 60 days of June 30, 1998. Also includes 1,724, 1,724 and 690 restricted shares awarded under the BIP to Mr. P. Zogas, Mr. C. Zogas and Mr. Taylor, respectively.

         The business experience of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Paul Zogas. Mr. Zogas has been Chairman of the Board, President and Chief Executive Officer since 1983, and a Director since 1982. Mr. Zogas holds a BA degree in Economics from the University of Michigan in Ann Arbor, and a Juris Doctor degree from De Paul University College of Law in Chicago. Mr. Zogas provides legal services from time to time to private clients, and serves as Director of Midland Business Systems, Inc., a computer sales, service and consulting company located in Chicago, Illinois. Mr. Zogas is the brother of Charles Zogas.

         Jonas Vaznelis. Mr. Vaznelis retired as the owner and President of Gifts International located in Chicago, Illinois, in 1995. Mr. Vaznelis is a member of the Lithuanian Community Council of Chicago, Illinois, and the Lithuanian Foundation, Inc. He is also a committee member of the Board of Zoning Appeals for Beverly Shores, Indiana.

         Richard Taylor. Mr. Taylor joined the Association in 1972. Since joining the Association in 1972, he has held various lending positions and has held the position of Vice President in Charge of Lending since 1982. Mr. Taylor holds a BS degree from Illinois State University, and is also a licensed real estate and insurance broker.

         Michael J. Kukanza. Mr. Kukanza was elected to the Board of Directors in October 1996. Mr. Kukanza is a Principal in a Chicago-based asset management company, Compass Asset Management, L.L.C. Prior to joining Compass Asset Management, Mr. Kukanza was Senior Vice President, Global Foreign Exchange Options Head at NationsBanc-CRT until April 1996. While at NationsBanc-CRT Mr. Kukanza served on the Federal Reserve Bank Foreign Exchange Advisory Committee and held a seat on the FX Risk Management Subcommittee. Previous to that position, Mr. Kukanza was Managing Director responsible for Global Foreign Exchange Options at Merrill Lynch & Company based both in New York and London from April 1989 until September 1994. Before joining Merrill Lynch, Mr. Kukanza was a Principal in Equity Options at O'Connor & Associates, based in Chicago, beginning in September 1982. Mr. Kukanza holds a BA degree in Economics from the University of Chicago and has completed all graduate level courses for an MA degree in Economics from the University of Virginia.

         Charles Zogas. Mr. Zogas has been the Executive Vice President and the Chief Operations Officer of the Association since 1982. He was elected a Director in 1983, and also serves as Secretary and Treasurer. Mr. Zogas holds a BS degree from the University of Notre Dame in Notre Dame, Indiana, and a Juris Doctor degree from IIT/Chicago - Kent College of Law. Mr. Zogas also provides legal services from time to time to private clients and serves as Director of Midland Business Systems, Inc., a computer sales, service and consulting company located in Chicago, Illinois.

         Algerd Brazis. Mr. Brazis retired as the owner of Al's Hilltop Lounge located in Justice, Illinois in 1983. Mr. Brazis is President of the Knights of Lithuania Mid-America District and is an Officer of the Lithuanian Chamber of Commerce.

Meetings and Committees of the Board of Directors

         Meetings of the Association's Board of Directors are generally held on a monthly basis. The Board of Directors met thirteen times during the fiscal year ended June 30, 1998. No incumbent director of the Association attended fewer than 75% of the total number of board meetings held by the Board of Directors and the total number of meetings held by the committees of the board of directors on which he served, during fiscal year 1998. Directors fees are paid to directors in the amount of $650 for each regular meeting of the board attended and $150 for each special meeting attended.

         The Board of Directors has established executive, audit, loan, asset/liability, trust, compensation, and stock option and incentive plan committees. Non-employee directors receive a fee in the amount of $150 for each committee meeting attended.

         Executive Committee.  The Executive Committee,  consisting of Directors
P. Zogas, C. Zogas and Brazis, meets on an as needed basis to exercise the power of the Board in between Board meetings. This committee did not meet during the fiscal year ended June 30, 1998.

         Audit Committee. The Audit Committee, consisting of outside Directors Brazis, Kukanza and Vaznelis, meets quarterly to review recommendations of the internal auditor, and annually to review the annual audit by the Association's independent public account firm. This committee met four times during the fiscal year ended June 30, 1998.

         Loan Committee. The Loan Committee, composed of outside Directors Vaznelis, Brazis and Taylor meets monthly to review loans in excess of officer loan authority and to establish lending policies. This committee met twelve times during the fiscal year ended June 30, 1998.

         Asset/Liability Committee. The Asset/Liability Committee, composed of Directors P. Zogas, C. Zogas, Kukanza and Vaznelis, meets as needed to establish asset/liability policy. This committee did not meet during the fiscal year ended June 30, 1998.

         Trust Committee.  The Trust Committee,  composed of Directors P. Zogas,
C. Zogas and Vaznelis, meets quarterly to establish policies for the land trust department and to ensure compliance with those policies. This committee met once during the fiscal year ended June 30, 1998.

         Compensation Committee. The Compensation Committee, composed of Directors P. Zogas, Kukanza and Brazis meets at least annually to make compensation recommendations. This committee met once during the fiscal year ended June 30, 1998.

         Stock Option and Incentive Plan Committee. The Stock Option and Incentive Plan Committee, composed of Directors Brazis and Vaznelis, meets to make awards under the Stock Option Plan and the BIP. This committee did not meet during the fiscal year ended June 30, 1998.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as director. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Association. While the nominating committee will consider nominees recommended by and received from stockholders, it has neither actively solicited recommendations from stockholders for nominees nor established any procedures for this purpose.

Executive Compensation

         The following table sets forth information regarding compensation paid or accrued by the Company and the Association to their Chief Executive Officer and Executive Vice President for services rendered during the past three fiscal years. No other executive officer made in excess of $100,000 during the year ended June 30, 1998.

                                               SUMMARY COMPENSATION TABLE

                                                            Annual Compensation               Awards
                                                   -------------------------------------    ----------
                                                                                            Restricted
                                                                            Other Annual      Stock           All Other
   Name and Principal                               Salary       Bonus      Compensation     Award(s)       Compensation
       Position                      Year           ($)(1)        ($)           ($)            ($)               ($)
       --------                      ----           ------        ---           ---            ---               ---
Paul Zogas, Chairman of the          1998          $142,809   $   ---       $      ---      $25,806(2)        $4,087(3)
  Board, President and Chief         1997           132,558       ---              ---       15,085            3,778
  Executive Officer                  1996           112,611       ---              ---          ---            3,178

Charles Zogas, Director,             1998          $104,169   $   ---           $7,200(4)   $25,860(2)        $3,145(3)
  Executive Vice President           1997           100,441       ---            7,200(4)    15,085(2)         3,032
  and Secretary                      1996            96,600       ---            7,200(4)          ---         2,914

------------
(1) Includes directors fees paid to Mssrs. P. Zogas and C. Zogas for the years ended June 30, 1996, 1997 and 1998 of $7,800 per year.
(2) Represents the dollar value of 862 shares of the Association's Common Stock vested during the 1997 and 1998 fiscal year and granted pursuant to the Bank Incentive Plan and Trust ("BIP"), based on the closing price of the Common Stock of $17.50 on June 30, 1997 and of $30.00 on June 30, 1998. There was a grant of 4,312 shares of stock under this plan and they vested in five equal, annual installments. Dividends on stock awarded in the BIP are paid to award recipients.
(3) Represents an employer contribution to Mr. P. Zogas' 401(k) account and to Mr. C. Zogas' 401(k) account, respectively.
(4)      Represents a car allowance paid to Mr. C. Zogas.

         No stock appreciation rights, limited stock appreciation rights or stock options were granted to the Named Officers during the fiscal year ended June 30, 1998.

         The following table provides information as to stock options exercised by the Named Officers during the fiscal year ended June 30, 1998, and the value of the options held by the Named Officers on June 30, 1998.

                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                               OPTION/SAR VALUES

                                                              Number of                     Value of
                                                        Securities Underlying              Unexercised
                                                             Unexercised                  In-the-Money
                                                           Options/SARs at               Options/SARs at
                                                              FY-End (#)                    FY-End ($)
                   Shares Acquired       Value       --------------------------   ----------------------------
      Name         on Exercise (#)    Realized ($)   Exercisable  Unexercisable   Exercisable    Unexercisable
      ----         ---------------    ------------   -----------  -------------   -----------    -------------
Paul Zogas              8,625          90,563(1)          ---          ---            ---             ---

Charles Zogas           8,625          90,563(1)          ---          ---            ---             ---

--------------
(1) Represents the value realized upon the exercise of the options (market price of the Common Stock less exercise price of $11.00 per share) based on the market price of the Common Stock of $21.50 on January 8, 1998.


         Employment Contracts. In fiscal 1993, the Association entered into employment agreements with Paul Zogas and Charles Zogas for one year terms. The employment agreements provide for an initial base salary equal to the employee's salary in effect on the date of the contract, with annual raises to be determined by the Board of Directors. The contracts automatically extend for one year at each anniversary date (provided that there is a performance review of the employee) until either the Association or the employee gives written notice to the contrary. The contracts provide for termination upon the employee's death, for cause or in certain events specified by regulations of the Office of Thrift Supervision ("OTS"). Under the term of the contracts, in the event that the subject employee is terminated in connection with a change in control, he may be entitled to be paid for the remaining term of his contract as well as to receive a payment equal to one year's salary. The contracts provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contracts may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Association by rendering it more time consuming and expensive to remove the subject employees.

         Based on their current salaries, if Messrs. P. Zogas and C. Zogas had been terminated as of June 30, 1998, under circumstances entitling them to severance pay as describe above, they would have been entitled to receive a lump sum cash payments of approximately $142,809 and $104,169, respectively, in additional to the other payments to be received based on the term remaining under their employment agreements (as described above).

Pension Plan

     Defined Benefit Pension Plan. The Association sponsors a defined benefit pension plan (the "Pension Plan"). Eligible employees participate in the Pension Plan after they attain age 21 and following the completion of 12 months of service, provided the employee has completed at least 1,000 hours of work during such 12-month period. The Pension Plan is funded solely through contributions made by the Association.

     The table below sets forth, as of June 30, 1998, estimated annual pension benefits for individuals at age 65 payable in the form of benefit for various levels of compensation and years of service. The figures in this table are based upon the assumption that the individual is currently age 65 as of June 30, 1998 with a specified number of years of service. At June 30, 1998, the estimated credited years of service of Mr. P. Zogas was 20, and of Mr. C. Zogas was 21.

     Average Annual
      Compensation             Annual Pension Benefit Based on Years of Service
      ------------       ------------------------------------------------------
                            10              20            30             40
                         -------         -------       --------       ---------
        $  20,000        $ 2,500         $ 5,000       $  7,500       $ 10,300
           40,000          5,500          11,000         16,500         22,300
           60,000          8,500          17,000         25,500         34,300
           80,000         11,500          23,000         34,500         46,300
          100,000         14,500          29,000         43,500         58,300
          120,000         17,500          35,000         52,500         70,300
          140,000         20,500          41,000         61,500         82,300

Bank Incentive Plan and Trust

         The Association established in 1995 a Bank Incentive Plan and Trust ("BIP"), with the approval of the OTS, in order to provide persons in key management positions with a proprietary interest in the Association in a manner designed to encourage such key persons to remain with the Association. The Association contributed funds to the BIP to enable it to acquire an amount of stock in the open market equal to 3% of the shares issued in the conversion or 10,350 shares. Such acquisition will result in an increase in the Association's compensation expense.

         The Compensation Committee of the Board of Directors of the Association administers the BIP. Under the terms of the BIP, awards ("Awards") can be granted to key employees in the form of shares of common stock held by the BIP. Awards are non-transferable and non-assignable. Recipients will earn (i.e., become vested in), over a period of time, the shares of common stock covered by the Award. The Compensation Committee has determined that the awards are to be earned over a five year vesting period. Awards will be 100% vested upon termination of employment due to death or disability (as defined in the BIP), or following a change in the control (as defined in the BIP) of the Association. At June 30, 1998, awards covering 10,350 shares had been issued of which 4,138 shares had vested. As of the same date, no shares remained unallocated under the plan.

Certain Relationships and Related Transactions

         The Association, like many financial institutions, has followed a policy of granting loans to eligible officers, directors and employees for the financing of their personal residences. Loans are made in the ordinary course of business on substantially the same terms and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all such transactions with officers and directors be on terms and conditions comparable to those for similar transactions with non-affiliates.

         No loans with reduced interest rates or fees were outstanding to any of its directors and officers whose aggregate indebtedness exceeded $60,000 at any time during the year ended June 30, 1998, except as follows. The Association made a loan on March 15, 1988, in the amount of $360,000 to Charles Zogas, Executive Vice President and Secretary, for a residential mortgage loan on his principal residence. The points in connection with the loan were waived, and the rate was 7.00%, as compared to market rates of 9.87% at the time the loan was made. The outstanding balance of the loan was $307,711 at June 30, 1998, and the largest outstanding balance since June 30, 1997, was $314,647.

                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Cobitz, VandenBerg & Fennessy to be its auditors for the 1999 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Cobitz, VandenBerg & Fennessy is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COBITZ, VANDENBERG & FENNESSY AS THE COMPANY'S AUDITORS FOR THE YEAR ENDING JUNE 30, 1999.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office, 8929 South Harlem Avenue, Bridgeview, Illinois 60455, no later than June 1, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. If a proposal does not meet the above requirements for inclusion in the Company's proxy materials, but otherwise meets the Company's eligibility requirements to be represented at the next Annual Meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Company's main office later than August 15, 1999.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation.


                                              By Order of the Board of Directors



                                              /s/Paul Zogas
                                              -------------
                                              Paul Zogas
                                              Chairman of the Board, President
                                              and Chief Executive Officer

Bridgeview, Illinois
September 28, 1998

                                 REVOCABLE PROXY
                      MIDLAND CAPITAL HOLDINGS CORPORATION

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1998

  The undersigned hereby appoints the Board of Directors of Midland Capital Holdings Corporation (the "Company"), and its survivor, with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on October 21, 1998, at 2:00 P.M., and at any and all adjournments thereof, as follows:

 I. The election as directors of all nominees listed (except as marked to the contrary below):

   PAUL ZOGAS  (3-year term)
   JONAS VAZNELIS  (3-year term)

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.



--------------------------------------------------------------------------------



II. The ratification of the appointment of Cobitz, VandenBerg & Fennessy as auditors of the Association for the fiscal year ending June 30, 1999.

   In their discretion, the proxies are authorized to vote upon any other business matters that may properly come before the Meeting or any adjournment thereof.

   The Board of Directors recommends a vote "FOR" the election of the nominees listed above and "FOR" the ratification for the appointment of Cobitz, VandenBerg & Fennessy.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION FOR THE APPOINTMENT OF COBITZ, VANDENBERG & FENNESSY. IF ANY OTHER BUSINESS IS PRESENTED AT THIS MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                         Please be sure to sign and date
                          this Proxy in the box below.

                  _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.


                      MIDLAND CAPITAL HOLDINGS CORPORATION

  Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorney and proxy shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and Company's Annual Report to Stockholders for the fiscal year ended June 30, 1998.

  Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



                  PLEASE PROMPTLY COMPLETE, DATE, SIGN ANDMAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE